Supplement to the
Fidelity Asset Manager® Funds
November 29, 2014
Prospectus

The following information replaces the similar information for Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85%, found under the heading "Purchase and Sale of Shares" in each fund's "Fund Summary" section on pages 5, 8, 11, 14, 17, 20, and 23, respectively.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA, Keogh, Investment Only Retirement accounts, and effective January 1, 2016, Health Savings Accounts recordkept by Fidelity	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200
AR-15-01  February 1, 2015
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